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                                   Exhibit 99

Certification of Chief Executive Officer and Chief Financial Officer of PennRock
      Financial Services Corp. Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of PennRock Financial Services Corp. on Form 10-K for the period ending December 31, 2002, the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      - the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      - the information contained in the report fairly presents, in all material respects, PennRock's financial condition and results of operations.


Dated:  March 11, 2003              /s/    Melvin Pankuch
                                    --------------------------------------------
                                    Melvin Pankuch, Executive Vice President
                                        and Chief Executive Officer


                                    /s/    George B. Crisp
                                    --------------------------------------------
                                    George B. Crisp, Vice President and
                                        Chief Financial Officer
                                    (Principal Financial and Accounting Officer)